Exhibit 10.(a)

[Letterhead of Sutherland Asbill & Brennan LLP]

FREDERICK R. BELLAMY

DIRECT LINE: 202.383.0126

E-mail: fred.bellamy@sutherland.com

April 21, 2011

United Investors Life Insurance Company

2001 Third Avenue South

Birmingham, AL 35233

Re:	United Investors Annuity Variable Account (Advantage II)
Form N-4 File No. 33-12000

Gentlemen:

We hereby consent to the reference to our name under the caption “Legal Matters” in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 filed by United Investors Life Insurance Company for certain variable annuity policies (File No. 33-12000).  In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Very truly yours,
SUTHERLAND ASBILL & BRENNAN LLP

By:	/s/ Frederick R. Bellamy
Frederick R. Bellamy

FRB/rbb